J.P. Morgan Healthcare Conference January 2017 Pioneering Immunotherapy. Transforming Lives. Exhibit 99.1

Disclaimer Special Note Regarding Forward-Looking Statements This presentation and the accompanying oral presentation include express and implied forward-looking statements regarding the current intentions, expectations, estimates, opinions and beliefs of Aduro Biotech, Inc. (“Aduro”) that are not historical facts. These forward-looking statements include statements regarding Aduro’s expectations for its product candidates (including their therapeutic and commercial potential, anticipated future development activities, anticipated timing of development activities, the indications Aduro and its collaborators plan to pursue, anticipated submissions to the U.S. Food and Drug Administration, potential for eventual regulatory approval, commercialization and launch of Aduro’s product candidates), future results of operations and financial position, business strategy, strategic collaborations, any royalty or milestone payments and Aduro’s ability to obtain and maintain intellectual property protection for its product candidates. Such forward-looking statements may be identified by words such as “believes”, “may”, “will”, “expects”, “endeavors”, “anticipates”, “intends”, “plans”, “estimates”, “projects”, “should”, “objective” and variations of such words and similar words. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including, but not limited to, Aduro’s history of net operating losses and uncertainty regarding its ability to achieve profitability, Aduro’s ability to develop and commercialize its product candidates, Aduro’s ability to use and expand its technology platforms to build a pipeline of product candidates, Aduro’s ability to obtain and maintain regulatory approval of its product candidates, Aduro’s ability to operate in a competitive industry and compete successfully against competitors that have greater resources than it does, Aduro’s reliance on third parties, and Aduro’s ability to obtain and adequately protect intellectual property rights for its product candidates. Aduro discusses many of these risks in greater detail under the heading "Risk Factors" in its most recent Quarterly Report on Form 10-Q which is on file with the Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance, and Aduro’s actual results of operations, financial condition and liquidity, and the development of the industry in which Aduro operates, may differ materially from the forward-looking statements contained in this presentation and the accompanying oral presentation. Any forward-looking statements that Aduro makes in this presentation and the accompanying oral presentation speak only as of the date of these presentations. Except as required by law, Aduro assumes no obligation to update its forward-looking statements whether as a result of new information, future events or otherwise, after the date hereof. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or Aduro or any director, employee, agent, or adviser of Aduro. This presentation does not purport to be all-inclusive or to contain all of the information you may desire. The content of this presentation is subject to copyright, which will be asserted by Aduro, and no part of this presentation may be reproduced, stored in a retrieval system, or transmitted in any form or by any means without prior permission in writing from Aduro.

Aduro Highlights Three distinct immunotherapy platforms Well-positioned for future of immuno-oncology using rational combinations Strategy to both partner assets and develop wholly-owned assets Strong cash and IP position LADD Novel, live, attenuated Listeria platform to stimulate tumor immunity Confirmed clinical activity $1.2B collaboration with Janssen in prostate and lung cancers Second generation pLADD therapy using patient-specific neoantigens Small molecule immune modulators $750M oncology collaboration with Novartis; 50/50 profit split Phase 1 trial for ADU-S100 in accessible tumors underway Maintain rights in all ex-oncology areas, including autoimmune and infectious diseases Proprietary technology and pipeline of preclinical assets Multiple checkpoint inhibitors and receptor-activating agonists Lead preclinical candidate, anti-APRIL, shows promise in multiple myeloma $447M collaboration with Merck on anti-CD27 antibody STING B-select

Aduro: Small Cap with Large Potential 3 immunotherapy platforms 3 validating large pharma partnerships, one per platform 10+ pipeline candidates >10 indications 162 employees in U.S./Europe $387M in cash at Q3 2016 $2.3B value of upfront & milestones from existing partners (total potential value)

Notable 2016 Accomplishments Corporate achievements and notable news Steve Isaacs named 2016 Visionary Leader by Berkeley Chamber of Commerce Oncology expert and industry veteran Natalie Sacks, M.D. joined as Chief Medical Officer Hans van Eenennaam & John Dulos honored with award for contributions in discovery of KEYTRUDA® Launched industry-leading Immunotherapeutics and Vaccine Research Initiative with UC Berkeley Announced receipt of $57.4 million in development milestone payments from Janssen and Novartis Expanded patent portfolio with key composition and methods patents Development achievements Unprecedented disease control rate in Phase 1b mesothelioma clinical trial presented at ASCO Preclinical data demonstrated acute and systemic immune activation with ADU-S100 (STING) First patient dosed in Phase 1 study of ADU-S100 for treatment of cutaneously accessible tumors Anti-CD27 agonist advancing into clinic in collaboration with Merck Preclinical data supports clinical development of anti-APRIL antibody in multiple myeloma Personalized LADD therapy (pLADD) featured in an oral presentation at SITC IND cleared for pLADD clinical development Preclinical data showed synergy of Aduro’s immunotherapies with checkpoint inhibitors

ADURO’S PORTFOLIO Aduro’s Place in Cancer Therapy Cancer Immunotherapy: Ushering in a new era in cancer treatment LADD pLADD Anti-PD1 Anti-CTLA4 Anti-APRIL Anti-CD27 Therapeutic vaccines Checkpoint Inhibitors Monoclonal Antibodies MOA APPROACHES OS CURVE* Chemotherapy Targeted therapy Immune checkpoint therapy Potential Future Combinations TIME Percentage survival *Illustrative. Adapted from Sharma, Allison: Cell, April 2015 Small Molecules STING

Comprehensive Immunotherapy Portfolio Empowers Rational Combination Strategy Immune Agonists Checkpoint Inhibitors ROBUST POSITION IN IMMUNOTHERAPY uniquely positions Aduro for flexible combinations for more patients Chemo- therapy Radio- therapy Targeted Therapies Cellular Therapies Modulate Activate STING LADD B-select STING LADD B-select Also combinable with conventional therapies

Aduro's Development Pipeline

Program	Indication	Combination	Discovery / Preclinical	Phase 1	Phase 2	Phase 3	Partner
LADD Programs							
CRS-207	2nd Line Mesothelioma	αPD-1			*		
CRS-207	Ovarian	αPD-1/Epi					Incyte
CRS-207	Gastric	αPD-1		*			
ADU-741	Prostate						Janssen
ADU-214	Lung						Janssen
pLADD	Gastro-intestinal			*			
STING Pathway Programs							
ADU-S100	Multiple Tumors						NOVARTIS
ADU-S100	Multiple Tumors	αPD-1		*			NOVARTIS
Adjuvant	Infectious Disease						
STING-Blok	Autoimmune Disease						
B-select Programs							
Anti-APRIL	Multiple Myeloma			*			
Anti-CD27 agonist	Oncology						MERCK
Anti-CTLA4	Oncology						
Anti-PD1	Oncology						
Bispecific Ab	Oncology						Genmab

*Planned

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LADD

LADD Platform: Induces Robust Immune Response Stimulates Innate Immunity Responses and Antigen-specific T Cell Responses Broad innate response (cytokines, chemokines, gamma delta T cells and NK cells) Antigen-specific adaptive T cell response (CD4+ and CD8 + T cells)

LADD Platform: Bacterial Vector to Induce Innate & Adaptive Immunity Differentiated gene engineering for safety and efficacy Deletion of two virulence genes substantially reduces disease-causing properties Multivalent antigen cassettes for antigen expression Favorable safety profile in trials to date Demonstrated clinical activity 94% disease control rate in Phase 1b trial in mesothelioma Remodeled tumor microenvironment with significant recruitment of tumor infiltrating leukocytes Extensive platform potential Clinical trials in mesothelioma, lung, prostate and ovarian cancer; gastric initiation 1H17 Ability to engineer strains with multiple tumor-specific antigens for future indications Cost-effective manufacturing process Ability to engineer patient-specific customized therapy with neoantigens Versatile combination strategy using conventional and novel therapies Clinical evaluation with checkpoint inhibitors, IDO inhibitors and chemotherapy Live, Attenuated, Double-Deleted Listeria Monocytogenes

CRS-207: Mesothelioma Phase 1b, Cohort 1 Single-arm trial with CRS-207 + SOC chemotherapy (pemetrexed/cisplatin) Non-resectable malignant pleural mesothelioma patients with no prior treatment 94% Disease control rate for combo of CRS-207 & pemetrexed/cisplatin 31% Patients had tumor shrinkage with CRS-207 alone (prior to chemo) ASCO 2016 Best Overall Response of Target Lesions Progressive Disease Best Overall Response (BOR): N = 36 Evaluable Patients* Complete Response (CR): 1/36 (3%) Partial Response (PR): 20/36 (56%) Stable Disease (SD): 13/36 (36%) Progressive Disease (PD): 2**/36 (6%) Stable Disease Partial Response Complete Response 86% of patients exhibit tumor shrinkage

CRS-207: Mesothelioma Strategy Second-line presents attractive entry opportunity Unmet need No approved agents or standard of care Likely quicker data read out Pre-clinical synergy provides rationale for combination approach Chemotherapies DCR 43-59% and mPFS 2.8-4.9 months Checkpoints have DCR of 50-76% (mixed lines of therapy) U.S. and EU Orphan Drug Designation Phase 2 in combination with anti-PD1 in second-line planned Second-line mesothelioma patients CRS-207 + αPD-1 Single-arm trial Endpoints Include ORR, Safety, PFS

Janssen Partnership: Lung and Prostate Cancers Lung Cancer: ADU-214/JNJ-64041757 Encouraging initial results in ongoing Phase 1 study Patients with advanced (stage IIIb) or metastatic (stage IV) NSCLC Evidence of mesothelin-specific T cell responses If data remain consistent, Janssen will advance into Phase 1b/2 combination study with checkpoint blockade in 2017 Global license $30M upfront; $817M total upfront and potential milestones Tiered high single-digit to low teens royalties Prostate Cancer: ADU-741/JNJ-64041809 Assessing data in ongoing Phase 1 study & Phase 2 go/no-go decision Patients with metastatic castration-resistant prostate cancer (at least two prior approved therapies) Global license $12M upfront; $365M total upfront and potential milestones Tiered mid single-digit to low teens royalties

Personalized LADD (pLADD) LADD vector well-suited to maximize the potential of personalized therapy Induces an innate immune response and tumor-specific T cell-mediated immunity Allows for engineering of multiple tumor-specific neoantigens Efficient small-scale manufacturing process capability pLADD is a second generation LADD technology that utilizes a patient’s own neoantigens to develop personalized/customized therapy Pre clinical data demonstrated anti-tumor immune responses specific to neoantigens (and not self antigens) that correlated with survival Synergies with anti-PD1 resulted in increased survival IND cleared; Phase 1 trial in initial indication of advanced gastro-intestinal cancers planned Principally targeting MSS colorectal cancer where checkpoint inhibitors have not been effective Personalized therapy is the next frontier in immunotherapy

STING

ADU-S100: Activates Innate & Adaptive Immunity Intratumoral injection of ADU-S100 leads to an “inflamed” tumor phenotype Stimulates priming of CD8+ T cells specific for any individual’s unique tumor antigens in preclinical models

STING Platform: Off-the-Shelf Patient-Specific Therapy Family of proprietary small molecules Synthetic compounds are more potent than natural STING ligands ADU-S100, lead product candidate, in Phase 1 clinical trial Ongoing dose-escalation trial Significant anti-tumor activity in preclinical models ADU-S100 activates all known human STING receptors Induced durable antigen-specific T cell immunity Acute and systemic immune responses with changes in tumor microenvironment Combo with anti-PD1 resulted in the complete eradication of local and distal tumors Multiple product opportunities Potential as single agent and combination therapy Developing formulations to evaluate systemic delivery STING is the critical receptor to activate immune cells, including dendritic cells, in the tumor microenvironment

ADU-S100: Encouraging Preclinical Data Activity in B16 Melanoma Tumor Model Significantly Better than TLR Ligands Groups: (N=8) Proprietary ADU-S100 versus TLR Ligands Proprietary ADU-S100 versus Naturally Occurring CDN Injections P<.05 Groups: (N=8) Injections P<.05

ADU-S100: Protective Immunity in Preclinical Model Immunity in Lung Metastases Following IT Injection of Primary Tumor B16 subcutaneous injection in the flank (Day 0) followed by IV injection (Day 7) ADU-S100 IT treatment course (Days 14, 17, 21) on primary flank tumor * * * Groups: (N=8) B16 Tumor Model Lung Metastases P<.001 HBSS ADU-S100 HBSS ADU-S100

STING ADU-S100/MIW815: First-in-Human Phase 1 Trial in Solid Tumors and Lymphomas Two-part study to assess the safety/tolerability in patients with cutaneously accessible, treatment-refractory primary or metastatic solid tumors or lymphomas (e.g. breast, melanoma, squamous cell carcinoma of the head and neck, renal cell) Part 1: dose escalation in cohorts of 3-6 pts Part 2: dose expansion arms to better characterize safety/efficacy Potential future combination trials to include immune checkpoint inhibitors and chemo/radiotherapy Phase 1 STING Agonist Clinical Trial Underway > Additional cycles to progressive disease ADU-S100 Part 1 (≥21 patients) Safety & Biomarker Evaluation UV-induced tumors Part 2 (approximately 50 patients each arm) Days 1, 8, 15 of 28 day cycle > Additional cycles to progressive disease ADU-S100 non UV-induced tumors > Additional cycles to progressive disease ADU-S100 ADU-S100 Primary Objective: Safety and Tolerability

B-Select Monoclonal Antibodies

B-select Monoclonal Antibodies First- or Best-in-Class Immune Modulating Agonist and Antagonist mAbs Proprietary technology probes the entire B-cell response yielding high-affinity antibody candidates targeting unprecedented functional epitopes (e.g. CD27 agonist)

B-Select Platform: Monoclonal Antibody Discovery and Development

ADURO BIOTECH Europe

- Proven track record of successful antibody development
  - Proprietary ultra-selective B-cell panning method coupled with rigorous functional screening
    - Earlier iteration of technology at Organon led to discovery of pembrolizumab
  - Technology probes the entire B-cell immune response to yield high-affinity antibody candidates targeting functional epitopes (e.g. CD27 agonist)
- Broad portfolio of therapeutic antibodies from the B-select platform
  - APRIL inhibitor - a survival factor relevant to hematologic malignancies
  - Anti-CD27 agonist to stimulate T cell-mediated tumor immunity
  - Immune checkpoint inhibitors targeting PD1, CTLA4 and other novel pathways
- Four INDs expected to be filed over the next 12-18 months
  - Anti-APRIL, anti-CD27 agonist, anti-CTLA4, anti-PD1
- Partnerships with Merck and Genmab

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Anti-APRIL: a First-in-Class Antagonist Antibody Blocking APRIL Inhibits Tumor Growth, Drug Resistance & Immune Suppression in Multiple Myeloma (MM) APRIL: A Proliferation Inducing Ligand Soluble factor that binds to BCMA and TACI receptors and induces signaling BCMA is expressed at very high levels on MM cells Once bound to BCMA, APRIL induces tumor cell proliferation, induction of immune suppressive pathways and drug resistance Anti-APRIL neutralized APRIL and prevented binding to BCMA preclinically: Reduced proliferation & survival of MM cells Enhanced MM sensitivity to drug (e.g. lenalidomide) Inhibited immune suppressive MM phenotype Phase 1 trial initiation expected in 2017

Anti-CD27 Agonist Anti-CD27 agonist induced T cell-mediated anti-cancer response in pre-clinical studies In combination with PD1, complete tumor eradication was achieved Aduro’s antibody distinctly targets functional epitope on CD27 Leads to potent activation of the CD27 co-stimulatory pathway Worldwide development and commercialization license with Merck Aduro Biotech Europe had received $15 million upfront Up to $447 million in future development and commercial milestones Royalties in the mid-single digits to low teens IND-enabling work in 2017

Business Overview

Portfolio of Wholly-Owned & Partnered Assets

Program	Collaboration	Indication	Terms	Commercial
LADD Programs				
CRS-207	Aduro owned	Multiple	-	-
ADU-741	Janssen	Prostate	$365M (upfront & potential milestones); Global license	Tiered mid single-digit to low teens royalties
ADU-214	Janssen	Lung	$817M (upfront & potential milestones); Global license	Tiered high single-digit to low teens royalties
pLADD	Aduro owned	Gastro-intestinal	-	-
Other Strains	Aduro owned	Multiple	-	-
STING Pathway Programs				
ADU-S100 & Others	Novartis	Oncology	$700M (upfront & potential milestones); $50M equity Co-development & co-commercialization	Aduro leads US sales; Profit/expense share U.S., major EU and Japan; Royalties ROW
Other STING Activators	Aduro owned	Infectious Disease	-	-
STING-Blok	Aduro owned	Autoimmune	-	-
B-select Programs				
Anti-APRIL	Aduro owned	Multiple Myeloma	-	-
Anti-CD27 agonist	Merck	Oncology	$447M (potential future milestones) Global license	Mid single-digit to low teens royalties
Anti-CTLA4	Aduro owned	Oncology	-	-
Anti-PD1	Aduro owned	Oncology	-	-
Bispecific Ab	Genmab	Oncology	Co-development & Co-commercialization	Worldwide Co-commercialization

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3Q16 Financials and Patent Position Cash & cash equivalents as of 9/30/2016 $387.1 M Operating expenses for third quarter 2016 $27.7 M Shares outstanding as of 10/31/2016 67.2 M Strong Financial Position Extensive Patent Portfolio Global Rights (inclusive of inlicensed patents) >100 issued composition and methods patents >200 pending applications Nominal Expiration LADD: 2022-37 STING: 2025-37 B-select: 2030-37

Upcoming Milestones

Significant Upcoming Catalysts Expected

			H1 2017	H2 2017	H1 2018
CRS-207 + αPD-1	Mesothelioma	Phase 2 initiation	★		
CRS-207 + αPD-1	Gastric	Phase 1 initiation	★		
pLADD	Gastro-intestinal	Phase 1 initiation	★		
ADU-S100	Multiple tumors	Phase 1 monotherapy data		★	
ADU-S100 + αPD-1	Multiple tumors	Initiate Phase 1b combination trial		★	
Anti-APRIL		IND Filing		★	
Anti-APRIL	Multiple myeloma	Initiate Phase 1 trial		★	
ADU-741	Prostate	Assess Phase 1 data and Phase 2 decision		★	
ADU-214 + αPD-1	Lung	Initiate Phase 1b/2 study		★	
CRS-207 + αPD-1	Mesothelioma	Preliminary Phase 2 data		★	
Merck Milestone Payments		Clinical progress			★
Janssen Milestone Payment		Clinical progress			★
Anti-PD1		IND Filing			★
Anti-CTLA4		IND Filing			★

ADURO BIOTECH